Exhibit 99.2

Supplemental Operating and Financial Data
for the three and six months ended June 30, 2015

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP” and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Steven M. Belote - CFO
Robin A. Hanisch - Secretary
David R. Kelly - Senior VP & Director of Acquisitions
Jeffrey B. Parker - Director of Leasing

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt J. Harrington	Ann L. McKinney
David Kelly	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar
The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Adam Prior, Senior Vice President
Phone: (212) 836-9606, aprior@equityny.com
Terry Downs, Associate
Phone: (212) 836-9615, tdowns@equityny.com
Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended June 30, 2015 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common stockholders	$(72,709,124)
Net loss per basic and diluted share	$(4.13)
Funds from operations (FFO) (1)	$(1,220,489)
FFO per common share and Operating Partnership ("OP") unit	$(0.18)
Core FFO (1)	$(1,486,323)
Core FFO per common share and OP unit	$(0.07)
Pro forma Core FFO per common share and OP unit (2)	$0.02

Assets
Investment Properties, net (less accumulated depreciation and amortization)	$192,945,133
Total Assets	$301,161,105
Debt to Total Assets	54.4%

Market Capitalization
Common shares outstanding	54,419,013
OP units outstanding	4,078,592
Total common shares and OP units	58,497,605
Range of Common Stock closing prices for the second quarter 2015	$2.01-$2.42
Common Stock closing price at second quarter end	$2.03
Total number of Series B preferred shares	1,595,900
Range of Series B preferred closing prices for the second quarter 2015	$23.85-$25.16
Series B preferred closing price at second quarter end	$23.93
Total debt	$163,826,466
Common Stock market capitalization (as of June 30, 2015 closing stock price)	$110,470,596

Portfolio Summary
Total Gross Leasable Area (GLA)	2,404,334 sq. ft.
Occupancy Rate	95.6%
Annualized Base Rent	$21,734,365
Total number of leases signed or renewed during the second quarter of 2015	22
Total sq. ft. leases signed or renewed during the second quarter of 2015	76,600
(1)    See page 12 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Pro forma Core FFO assumes the following transactions had occurred on January 1, 2015: (i) the Pierpont Center, Alex City Marketplace, Butler Square, Brook Run Shopping Center, Beaver Ruin Village, Beaver Ruin Village II, Chesapeake Square acquisitions; the Series C Preferred Stock capital raise and subsequent conversion; and the Series A Preferred Stock and Series B Convertible Preferred Stock exchange offer that closed on July 23, 2015. Additionally, we excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our June 2015 Quarterly Report on Form 10-Q, the Lumber River loan which was paid off on May 1, 2015 and any additional common stock and common units issued during the six months ended June 30, 2015 were outstanding for the entire period. The Pro forma Core FFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2015, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2015.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	June 30, 2015	December 31, 2014
	(unaudited)
ASSETS:
Investment properties, net	$192,945,133	$152,250,986
Cash and cash equivalents	49,165,844	9,969,748
Rents and other tenant receivables, net	2,193,602	1,985,466
Goodwill	5,485,823	7,004,072
Above market lease intangible, net	5,681,901	4,488,900
Deferred costs and other assets, net	45,688,802	29,272,096
Total Assets	$301,161,105	$204,971,268
LIABILITIES:
Loans payable	$163,826,466	$141,450,143
Below market lease intangible, net	5,016,648	5,267,073
Accounts payable, accrued expenses and other liabilities	8,227,725	5,130,625
Total Liabilities	177,070,839	151,847,841
Commitments and contingencies	—	—
EQUITY:
Series A preferred stock (no par value, 4,500 shares authorized, 1,809 shares issued and outstanding, respectively)	1,458,050	1,458,050
Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 1,595,900 and 1,648,900 shares issued and outstanding, respectively)	36,806,496	37,620,254
Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 54,419,013 and 7,512,979 shares issued and outstanding, respectively)	544,190	75,129
Additional paid-in capital	183,834,995	31,077,060
Accumulated deficit	(108,544,140)	(27,660,234)
Total Shareholders’ Equity	114,099,591	42,570,259
Noncontrolling interests	9,990,675	10,553,168
Total Equity	124,090,266	53,123,427
Total Liabilities and Equity	$301,161,105	$204,971,268

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)
TOTAL REVENUES	$6,703,361	$3,633,694	$12,455,502	$7,297,846
OPERATING EXPENSES:
Property operations	1,901,313	909,037	3,533,492	1,832,219
Non-REIT management and leasing services	231,777	—	601,552	—
Depreciation and amortization	4,074,749	1,735,944	7,311,233	3,521,546
Provision for credit losses	54,538	(28,032)	101,736	(28,032)
Corporate general & administrative	3,518,630	1,385,549	5,829,860	2,217,867
Total Operating Expenses	9,781,007	4,002,498	17,377,873	7,543,600
Operating Income	(3,077,646)	(368,804)	(4,922,371)	(245,754)
Interest expense	(2,217,592)	(1,536,637)	(4,596,056)	(2,905,575)
Net Loss	(5,295,238)	(1,905,441)	(9,518,427)	(3,151,329)
Less: Net loss attributable to noncontrolling interests	(440,216)	(81,451)	(902,592)	(168,703)
Net Loss Attributable to Wheeler REIT	(4,855,022)	(1,823,990)	(8,615,835)	(2,982,626)
Preferred stock dividends	(8,334,102)	(423,555)	(10,836,325)	(464,258)
Deemed dividend related to beneficial conversion feature of preferred stock	(59,520,000)	—	(59,520,000)	—
Net Loss Attributable to Wheeler REIT Common Shareholders	$(72,709,124)	$(2,247,545)	$(78,972,160)	$(3,446,884)
Loss per share:
Basic and Diluted	$(4.13)	$(0.31)	$(6.20)	$(0.47)
Weighted-average number of shares:
Basic and Diluted	17,594,873	7,329,788	12,727,710	7,258,068

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (1)

FFO and Core FFO	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)
Total FFO	$(1,220,489)	$(169,497)	$(2,207,194)	$370,217
Preferred stock dividends	(8,334,102)	(423,555)	(10,836,325)	(464,258)
Preferred stock accretion adjustments	5,768,361	67,137	6,979,563	67,137
Total FFO available to common shareholders and common unitholders	(3,786,230)	(525,915)	(6,063,956)	(26,904)
Acquisition costs	740,223	343,000	1,433,739	400,000
Capital related costs	553,132	—	621,650	—
Other non-recurring expenses (2)	327,480	—	416,980	—
Share-based compensation	256,300	145,000	301,300	145,000
Straight-line rent	(34,824)	(49,260)	(93,435)	(138,109)
Loan cost amortization	259,050	187,769	745,248	274,600
Above (below) market lease amortization	213,746	(22,452)	409,475	(45,756)
Perimeter legal accrual	124,300	—	124,300	—
Tenant improvement reserves	(63,400)	—	(122,900)	—
Recurring capital expenditures	(76,100)	—	(147,500)	—
Total Core FFO	$(1,486,323)	$78,142	$(2,375,099)	$608,831

Weighted Average Common Shares	17,594,873	7,329,788	12,727,710	7,258,068
Weighted Average Common Units	3,695,990	2,008,338	3,618,712	1,935,741
Total Common Shares and Units	21,290,863	9,338,126	16,346,422	9,193,809
FFO per Common Share and Common Units	$(0.18)	$(0.06)	$(0.37)	$—
Core FFO per Common Share and Common Units	$(0.07)	$0.01	$(0.15)	$0.07
Pro forma Core FFO per Common Share and Common Units (3)	$0.02		$0.04

(1)    See page 12 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our June 2015 Quarterly Report on Form 10-Q.
(3)    Pro forma Core FFO assumes the following transactions had occurred on January 1, 2015: (i) the Pierpont Center, Alex City Marketplace, Butler Square, Brook Run Shopping Center, Beaver Ruin Village, Beaver Ruin Village II, Chesapeake Square acquisitions; the Series C Preferred Stock capital raise and subsequent conversion; and the Series A Preferred Stock and Series B Convertible Preferred Stock exchange offer that closed on July 23, 2015. Additionally, we excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our June 2015 Quarterly Report on Form 10-Q, the Lumber River loan which was paid off on May 1, 2015 and any additional common stock and common units issued during the six months ended June 30, 2015 were outstanding for the entire period. The Pro forma Core FFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2015, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2015.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Property Net Operating Income	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)
Property Revenues	$6,470,460	$3,633,694	$11,901,410	$7,297,846
Property Expenses	1,901,313	909,037	3,533,492	1,832,219
Property Net Operating Income	4,569,147	2,724,657	8,367,918	5,465,627
Asset Management and Commission Revenue	232,901	—	554,092	—
Non-REIT management and leasing services	231,777	—	601,552	—
Depreciation and amortization	4,074,749	1,735,944	7,311,233	3,521,546
Provision for credit losses	54,538	(28,032)	101,736	(28,032)
Corporate general & administrative	3,518,630	1,385,549	5,829,860	2,217,867
Total Other Operating Expenses	7,879,694	3,093,461	13,844,381	5,711,381
Interest Expense	2,217,592	1,536,637	4,596,056	2,905,575
Net Loss	$(5,295,238)	$(1,905,441)	$(9,518,427)	$(3,151,329)

EBITDA		Three Months Ended June 30,		Six Months Ended June 30,
		2015	2014	2015	2014
		(unaudited)
Net Loss		$(5,295,238)	$(1,905,441)	$(9,518,427)	$(3,151,329)
Add back:	Depreciation and amortization (1)	4,288,495	1,713,492	7,720,708	3,475,790
	Interest Expense (2)	2,217,592	1,536,637	4,596,056	2,905,575
EBITDA		1,210,849	1,344,688	2,798,337	3,230,036
Adjustments for items affecting comparability:
	Acquisition costs	740,223	343,000	1,433,739	400,000
	Capital related costs	553,132	—	621,650	—
	Other non-recurring expenses (3)	370,480	—	416,980	—
Adjusted EBITDA		$2,874,684	$1,687,688	$5,270,706	$3,630,036
(1)    Includes above (below) market lease amortization.
(2)    Includes loan cost amortization.
(3)     Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our June 2015 Quarterly Report on Form 10-Q.

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Debt Summary
For the Three Months Ended June 30, 2015
Loans Payable: $163.8 million
Weighted Average Interest Rate: 4.86%
Total Debt to Total Assets: 54.4%

Maturities by Year	Amount	% Total Maturities
2016	$20,831,510	12.72%
2017	11,696,973	7.14%
2018	16,244,637	9.92%
2019	5,568,842	3.40%
2020	9,747,349	5.95%
Thereafter	99,737,155	60.87%
Total principal maturities	$163,826,466	100.00%

Property/Description	Monthly Payment		Interest Rate	Debt Maturity	June 30, 2015	December 31, 2014
					(unaudited)
Shoppes at Eagle Harbor	$25,100		4.34%	March 2018	$3,707,182	$3,773,319
Lumber River Plaza	$18,414		5.65%	May 2015	—	2,894,862
Monarch Bank Building	$9,473		4.15%	December 2017	1,403,911	1,430,961
Perimeter Square	$28,089		6.38%	June 2016	4,230,486	4,294,216
Riversedge North	$8,802		6.00%	January 2019	985,332	1,007,856
Walnut Hill Plaza	$24,273		5.50%	July 2017	3,581,642	3,626,945
Harps at Harbor Point	$18,122		3.99%	December 2015	3,208,045	3,251,552
Twin City Commons	$17,827		4.86%	January 2023	3,252,384	3,279,076
Shoppes at TJ Maxx	$33,880		3.88%	May 2020	6,165,620	6,248,349
Bixby Commons	Interest only		2.77%	June 2018	6,700,000	6,700,000
Bank Line of Credit	Interest only		4.25%	September 2015	—	2,074,432
Forrest Gallery	$50,973		5.40%	September 2023	8,986,434	9,045,880
Jenks Reasors	Interest only		4.25%	September 2016	8,550,000	8,550,000
Tampa Festival	$50,797		5.56%	September 2023	8,687,246	8,746,860
Starbucks/Verizon	$4,383		5.00%	July 2019	642,125	652,044
Winslow Plaza	Interest only		5.22%	December 2015	5,000,000	5,000,000
Cypress Shopping Center	Interest only		4.70%	July 2024	6,625,000	6,625,000
Harrodsburg Marketplace	$19,112		4.55%	September 2024	3,706,721	3,735,739
Port Crossing	$34,788		4.84%	August 2024	6,520,434	6,568,918
LaGrange Marketplace	$13,813		5.00%	March 2020	2,441,717	2,463,909
Freeway Junction	Interest only		4.60%	September 2024	8,150,000	8,150,000
DF I-Courtland	$1,411		6.50%	January 2019	—	115,728
DF I-Edenton	$250,000	(1)	3.75%	September 2016	1,150,000	1,650,000
DF I-Moyock	$10,665		5.00%	July 2019	471,108	522,430
Graystone Crossing	$20,386		4.55%	October 2024	4,000,000	4,000,000
Bryan Station	Interest only		4.52%	November 2024	4,625,000	4,625,000
Crockett Square	Interest only		4.47%	December 2024	6,337,500	6,337,500
Harbor Point	$11,024		5.85%	December 2016	1,023,579	1,544,567
Pierpont Centre	Interest only		4.15%	February 2025	9,800,000	—
Alex City Marketplace	Interest only		4.08%	April 2025	5,750,000	—
Butler Square	Interest only		3.95%	April 2025	5,640,000	—
Brook Run Shopping Center	Interest only		3.90%	July 2025	10,950,000	—
Senior convertible notes	Interest only		9.00%	December 2018	3,000,000	6,000,000
Senior non-convertible notes	Interest only		9.00%	December 2015	4,000,000	4,000,000
Senior non-convertible notes	Interest only		9.00%	January 2016	2,160,000	2,160,000
South Carolina Food Lions Note	Interest only		5.25%	January 2024	12,375,000	12,375,000
Total Loans Payable					$163,826,466	$141,450,143
(1) Represents quarterly payment.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Portfolio Summary
(as of June 30, 2015)

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	127,141	86.0%	$951,791	$7.49
Amscot Building	Tampa, FL	1	2,500	2,500	100.0%	100,738	40.30
Berkley (2)	Norfolk, VA	—	—	—	—	—	—
Bixby Commons	Bixby, OK	1	75,000	75,000	100.0%	768,500	10.25
Brook Run Shopping Center	Richmond, VA	18	147,738	134,791	91.2%	1,587,024	11.77
Brook Run Properties (2)	Richmond, VA	—	—	—	—	—	—
Bryan Station	Lexington, KY	9	54,397	54,397	100.0%	553,008	10.17
Butler Square	Mauldin, SC	16	82,400	82,400	100.0%	851,795	10.34
Clover Plaza	Clover, SC	10	45,575	45,575	100.0%	350,143	7.68
Courtland Commons (2)	Courtland, VA	—	—	—	—	—	—
Crockett Square	Morristown, TN	4	107,122	107,122	100.0%	871,897	8.14
Cypress Shopping Center	Boiling Springs, SC	14	80,435	75,185	93.5%	770,070	10.24
Edenton Commons (2)	Edenton, NC	—	—	—	—	—	—
Forrest Gallery	Tullahoma, TN	26	214,451	199,816	93.2%	1,181,234	5.91
Freeway Junction	Stockbridge, GA	17	156,834	153,299	97.8%	1,012,101	6.60
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0%	509,784	23.18
Harbor Point (2)	Grove, OK	—	—	—	—	—	—
Harps at Harbor Point	Grove, OK	1	31,500	31,500	100.0%	364,432	11.57
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.0%	438,556	7.53
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0%	146,416	18.77
Jenks Reasors	Jenks, OK	1	81,000	81,000	100.0%	912,000	11.26
LaGrange Marketplace	LaGrange, GA	14	76,594	72,694	94.9%	401,075	5.52
Laskin Road (2)	Virginia Beach, VA	—	—	—	—	—	—
Lumber River Village	Lumberton, NC	12	66,781	66,781	100.0%	497,490	7.45
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	250,538	69.21
Perimeter Square	Tulsa, OK	8	58,277	55,773	95.7%	677,789	12.15
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0%	1,358,965	11.12
Port Crossing	Harrisonburg, VA	7	65,365	57,710	88.3%	739,442	12.81
Riversedge North (1)	Virginia Beach, VA	—	—	—	—	—	—
Shoppes at TJ Maxx	Richmond, VA	17	93,552	92,201	98.6%	1,089,228	11.81
South Square	Lancaster, SC	5	44,350	39,850	89.9%	318,822	8.00
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.0%	185,695	33.16
St. George Plaza	St. George, SC	6	59,279	50,829	85.8%	357,393	7.03
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	291,495	6.83
Tampa Festival	Tampa, FL	22	137,987	137,987	100.0%	1,232,167	8.93
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	454,530	19.51
Tulls Creek (2)	Moyock, NC	—	—	—	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	449,710	9.43
Walnut Hill Plaza	Petersburg, VA	11	87,239	74,345	85.2%	593,323	7.98
Waterway Plaza	Little River, SC	9	49,750	48,550	97.6%	434,483	8.95
Westland Square	West Columbia, SC	10	62,735	59,965	95.6%	479,921	8.00
Winslow Plaza	Sicklerville, NJ	15	40,695	38,295	94.1%	552,810	14.44
Total		335	2,404,334	2,297,893	95.6%	$21,734,365	$9.46
(1)    Riversedge North is our corporate office.
(2)    This information is not available because the property is undeveloped.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Top Ten Tenants by Annualized Base Rent
(as of June 30, 2015)

Total Tenants : 335

Tenants	Total Net Leasable Square Feet	% of Total Net Leasable Square Feet	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Base Rent Per Leased Square Foot
1. Bi-Lo/Winn Dixie	265,391	11.04%	$1,953	8.99%	$7.36
2. Food Lion	191,280	7.96%	1,459	6.71%	7.63
3. Kroger	84,938	3.53%	534	2.46%	6.28
4. Reasor's Foods	81,000	3.37%	912	4.20%	11.26
5. Associated Wholesale Grocers	75,000	3.12%	769	3.54%	10.25
6. Hobby Lobby	58,935	2.45%	383	1.76%	6.50
7. Family Dollar	58,473	2.43%	497	2.29%	8.50
8. Food Depot	57,427	2.39%	365	1.68%	6.36
9. Shop 'N Save	46,700	1.94%	140	0.64%	3.00
10. Citi Trends	37,500	1.56%	295	1.35%	7.87
	956,644	39.79%	7,307	33.62%	$7.64

Leasing Summary
(as of June 30, 2015)

Gross Leasable Area: 2,404,334 square feet
Total Square Footage Leased: 2,297,893 square feet
Occupancy Rate: 95.6%

Lease Expiration Schedule

Lease Expiration Year	Number of Expiring Leases	Total Expiring Net Leasable Square Footage	% of Total Expiring Net Leasable Square Footage	% of Total Leased Square Footage Expiring	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	106,441	4.43%	—	—	—	$—
2015	27	138,424	5.76%	6.02%	1,336	6.15%	9.65
2016	63	250,860	10.43%	10.92%	2,515	11.57%	10.03
2017	59	254,825	10.6%	11.09%	2,489	11.45%	9.77
2018	58	469,227	19.52%	20.42%	3,880	17.85%	8.27
2019	47	282,110	11.73%	12.28%	2,884	13.27%	10.22
2020	43	363,239	15.11%	15.81%	3,271	15.05%	9.01
2021	6	140,952	5.86%	6.13%	1,158	5.33%	8.22
2022	4	22,044	0.92%	0.96%	284	1.31%	12.88
2023	8	84,948	3.53%	3.7%	937	4.31%	11.03
2024	18	227,084	9.44%	9.88%	2,448	11.26%	10.78
2025 and thereafter	2	64,180	2.67%	2.79%	532	2.45%	8.29
	335	2,404,334	100.00%	100.00%	$21,734	100.00%	$9.46

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (“GAAP”). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Core FFO: Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses Core FFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting Core FFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma Core FFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13